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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000, except as to the stock split discussed in Note 1 which is as of February 24, 2000 relating to the financial statements of Proxicom, Inc., which appears in Proxicom, Inc.'s
Annual Report on Form 10-K for the year ended December 31, 1999.

PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
May 24, 2000